OTHER PAYABLES AND OTHER LIABILITIES (Tables)	6 Months Ended
Sep. 30, 2021
OTHER PAYABLES AND OTHER LIABILITIES
Schedule of other payables and accruals

	March 31,	September 30,
	2021	2021
	RMB	RMB
Accrued advertising expenses	305,217	190,465
Tax payables	77,862	74,832
Accrued service fee for IT and office support	114,762	65,900
Deposits	55,770	48,892
Accrued service fee for transaction support	80,740	45,177
Interest payable	39,280	45,014
Accrued salaries and benefits	46,991	32,724
Contract liabilities	9,121	5,964
Accrued legal proceedings and litigations	17,812	3,264
Others	40,748	39,998
	788,303	552,230

Other non-current liabilities
Advertising expense payables (i)	—	103,774
Long-term debt (Note 12)	—	939,734
	—	1,043,508

(i) Pursuant to a contractual payment schedule contained in a supplemental agreement signed with one of the Company’s suppliers, in order to settle all payables, a total of RMB206.1 million, due to this supplier, as long as the Company makes payments on schedule, a total of RMB56.1 million, recorded as other non-current liabilities of September 30, 2021, will be waived after full payment is made by us. The last payment of RMB50 million will be made on December 31, 2022. Therefore, other non-current liabilities presented the present value of the last payment and the contingently waived amount.

Additionally, the Company also entered into other supplemental agreements with two other suppliers in June 2021. One supplemental agreement was fully settled in August 2021 and a total of RMB 6.2 million was recorded in other operating income. The remaining amount of RMB 9.8 million, recorded as other payables and other current liabilities of September 30, 2021, would be waived after all instalment pursuant to contractual payment schedule contained in the supplemental agreement is made by the Company, which was settled in November 2021 subsequently.